EXHIBIT 10.3





                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of December 29, 2005 (as amended, supplemented or otherwise modified from time to time, the "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), is made by each of the signatories hereto (collectively, the "GRANTORS") in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

         A. Del Laboratories, Inc., a Delaware corporation (the "BORROWER") and DLI Holding II Corp., a Delaware corporation, ("HOLDINGS"), have entered into a Credit Agreement, dated as of December 29, 2005 (as amended, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), with the banks, financial institutions and other entities (the "LENDERS") from time to time party thereto, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and the Administrative Agent.

         B. It is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered that certain Guarantee and Collateral Agreement, dated as of December 29, 2005 in favor of the Administrative Agent (as amended, supplemented, replaced or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"). Capitalized terms used and not defined herein have the meanings given such terms in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable.

         C. Under the terms of the Guarantee and Collateral Agreement, the Grantors have granted a security interest in certain Property, including, without limitation, certain Intellectual Property of the Grantors to the Administrative Agent for the benefit of the Secured Parties, and have agreed as a condition thereof to execute this Intellectual Property Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office, and other applicable Governmental Authorities.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors agree as follows:

         SECTION 1. GRANT OF SECURITY. Each Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a security interest in all of the following property now owned or hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations (as defined in the Guarantee and Collateral Agreement):

         (a) (i) all United States trademarks, service marks, trade names, domain names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, and all registrations of and applications to register the foregoing (except for "intent-to-use" applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. ss. 1051, unless and until





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an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed, to the extent that any assignment of an "intent-to-use" application prior to such filing would violate the Lanham Act) and any new renewals thereof, including each registration and application identified in
Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and dilutions thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements and dilutions thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above (collectively, the "TRADEMARKS");

         (b) (i) all United States patents, patent applications and patentable inventions, including, without limitation, each issued patent and patent application identified on Schedule 1, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever accruing thereunder or pertaining thereto (collectively, the "PATENTS");

         (c) (i) all United States copyrights, whether or not the underlying works of authorship have been published, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including each registration identified on Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto (collectively, the "COPYRIGHTS");

         (d) any and all proceeds of the foregoing.SECTION 2. RECORDATION. Each Grantor authorizes and requests that the United States Register of Copyrights or the United States Commissioner of Patents and Trademarks, as applicable, record this Intellectual Property Security Agreement.

         SECTION 3. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 4. GOVERNING LAW. This Intellectual Property Security Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         SECTION 5. CONFLICT PROVISION. This Intellectual Property Security Agreement has been entered into in conjunction with the provisions of the Guarantee and Collateral Agreement and the Credit Agreement. The rights and remedies of each party hereto with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Guarantee and Collateral Agreement and the Credit Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Intellectual Property Security Agreement are in conflict with the Guarantee and Collateral Agreement or the Credit Agreement, the provisions of the Guarantee and Collateral Agreement or the Credit Agreement shall govern.



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                  IN WITNESS WHEREOF, each of the undersigned has caused this
Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.


                              DEL LABORATORIES, INC.


                              By:
                                 -----------------------------------------------
                                       Name:
                                       Title:



                              DEL PHARMACEUTICALS, INC.


                              By:
                                 -----------------------------------------------
                                       Name:
                                       Title:



                              DEL PROFESSIONAL PRODUCTS, INC.


                              By:
                                 -----------------------------------------------
                                       Name:
                                       Title:


                              PARFUMS SCHIAPARELLI, INC.


                              By:
                                 -----------------------------------------------
                                       Name:
                                       Title:






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





STATE OF           )
                   :    ss.:
COUNTY OF          )

                  On this __ day of ________________, 20__, before me personally appeared ________________, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted executed the instrument.



                      ----------------------------------------------------------
                                       Notary Public

                      ----------------------------------------------------------

                      My commission expires:

                             JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent



                             By:
                                ------------------------------------------------
                                  Name:
                                  Title:






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                                   SCHEDULE 1

                            UNITED STATES TRADEMARKS





                              UNITED STATES PATENTS





                            UNITED STATES COPYRIGHTS